Exhibit 10.1











                  HEARTLAND FINANCIAL USA, INC.



                    2001 DIRECTOR SHORT TERM
                      STOCK INCENTIVE PLAN

                  HEARTLAND FINANCIAL USA, INC.
                    2001 DIRECTOR SHORT TERM
                      STOCK INCENTIVE PLAN

Section 1.  Purpose of the Plan.

     The HEARTLAND FINANCIAL USA, INC. 2001 DIRECTOR SHORT TERM STOCK INCENTIVE PLAN (the "Plan") is intended to provide a means whereby directors of HEARTLAND FINANCIAL USA, INC., a Delaware corporation (the "Company"), the Related Corporations and its and their affiliates may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company and the Related Corporations, and to encourage them to remain with and devote their best efforts to the business of the Company, the Related Corporations and its and their affiliates, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may permit certain directors to acquire Shares on the terms and conditions established herein.

Section 2.  Definitions.

     The following terms, when used herein and unless the context clearly requires otherwise, shall have the following meanings
(such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     (a)  "Board" means the board of directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

     (c) "Committee" means a committee appointed by the Board to administer the Plan, or if no Committee is appointed, the Board.

     (d) "Effective Date" means October 16, 2001, which was the date that the Plan was adopted by the Board.

     (e) "Fair Market Value" means as of any date, the value of a share of the Company's common stock determined as follows:

        (i) if such common stock is then quoted on the NASDAQ National Market, its last reported sale price on the NASDAQ National Market on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

        (ii) if such common stock is Publicly Traded and is then listed on a national securities exchange, the last reported sale price on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the common stock is listed or admitted to trading;

        (iii) if such common stock is Publicly Traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

        (iv) if none of the foregoing is applicable, by the Board in good faith.

     (f) "Nonqualified Option" means an option award under the Plan that is not an Incentive Stock Option within the meaning of
Section 422 of the Code.

     (g) "Publicly Traded" means that the common stock of the Company is (i) registered under Section 12(b) or Section 12(g) of the Exchange Act, and (ii) listed or authorized for trading on the NASDAQ Stock Market, a national securities exchange, or the NASDAQ Small Cap Market or another over-the-counter market.

     (h) "Related Corporation" means any corporation, bank or other entity which would be a parent or subsidiary corporation with respect to the Company as defined in Section 424(e) or (f), respectively, of the Code.

     (i) "Shares" means shares of the common stock, $1.00 par value per share, of the Company.

     (j) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

     (k)   "Termination  of Service" means the termination  of  a
person's  status  as  a  director  of  the  Company,  a   Related
Corporation  or  an  affiliate  of  the  Company  or  a   Related
Corporation.

Section 3.  Administration of the Plan.

     The Plan shall be administered by the Board, or a committee appointed by the Board. The Board, or the Committee, as the case may be, shall have sole authority to:

     (a) select the directors to whom awards shall be granted under the Plan;

     (b)  establish the amount and conditions of each such award;

     (c) prescribe any legend to be affixed to certificates representing such awards;

     (d)  interpret the Plan;

     (e) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any award or any agreement related thereto; and

     (f) adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.

All decisions made by the Board, or the Committee, as the case may be, in administering the Plan shall be final.

Section 4.  Shares Subject to the Plan.

     The aggregate number of Shares that may be obtained by directors under the Plan shall be 150,000 Shares. Each director shall receive an option to acquire a stated number of Shares (the "Original Grant"), and shall be eligible to direct the exercise of an additional number of options (the "Conditional Grant") based on the Board's allocation to such director of that number of additional options not exercised by other directors pursuant to the Original Grant. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available sufficient Shares to meet the requirements of the Plan. Each director is eligible to receive options to acquire up to no more than 7,500 Shares under the Original and the Conditional Grants in the aggregate.

Section 5.  Stock Options.

     (a) Type of Options. The Board may issue Nonqualified Options to directors of the Company, the Related Corporations and its and their affiliates. The grant of each option shall be confirmed by a stock option agreement that shall be executed by the Company and the optionee as soon as practicable after such grant. The stock option agreement shall expressly state or incorporate by reference the provisions of the Plan.

   (b) Terms of Options. Each option shall be subject to the following terms and conditions:

        (i) Written Notice. An option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an option; provided that the minimum number will not prevent the option holder from exercising an option for the full number of Shares for which it is then exercisable.

        (ii) Method of Exercise. Except as otherwise provided in any written option agreement, the exercise price of an option shall be paid in full (i) in cash; (ii) in Common Stock valued at its Fair Market Value on the date of exercise, provided it has been owned by the optionee for at least six (6) months prior to the exercise; (iii) in cash by an unaffiliated broker-dealer to whom the holder of the option has submitted an exercise notice consisting of a fully endorsed option; (iv) by such other medium of payment as the Committee, in its discretion, shall authorize; or (v) by any combination of clauses (i) through (iv) above, as the optionee shall elect. In the case of payment pursuant to clauses (ii) through (iv) above, the optionee's election must be made on or prior to the date of exercise of the option and must be irrevocable. In lieu of a separate election governing each exercise of an option, an optionee may file a blanket election that shall govern all future exercises of options until revoked by the optionee.

        (iii) Term of Option. An option shall be exercisable as of the date of grant and shall expire and no longer be exercisable after the end of the 15th calendar day following the date of grant.

        (iv) Death of Optionee. If an optionee dies prior to exercise in full of any options, he or she, or his or her beneficiary, executor, administrator or personal representative, shall have the right to exercise the options within a period of twelve (12) months after the date of death.

        (v.)   Transferability.  No option  may  be  transferred,
     assigned or encumbered by an optionee, except by will or the laws of descent and distribution.

Section 6.  Amendment or Termination of the Plan

     The Board may amend, suspend or terminate the Plan or any portion thereof at any time, but no amendment, suspension or termination shall impair the rights of any individual, without his or her consent, in any award theretofore made pursuant to the Plan.

Section 7.  Term of Plan.

     The Plan shall be effective upon the date of its adoption by the  Board  and shall terminate upon the earlier of (a)  six  (6)
months from the date adopted or (b) the date on which the last of any rights under Subsection 5(iv) are exercised or expire.

Section 8.  Rights as Stockholder.

     Upon delivery of any Share to a director such person shall have all of the rights of a stockholder of the Company with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

Section 9.  Service.

     An individual shall be considered to be in the service of the Company, a Related Corporation or an affiliate of the Company or a Related Corporation as long as he or she remains a director of the Company, such Related Corporation or affiliate. Nothing herein shall confer on any individual the right to continued service with the Company, a Related Corporation or an affiliate or affect the right of the Company, such Related Corporation or affiliate to terminate such service.

Section 10. Withholding of Tax.

     (a) Generally. To the extent the award, issuance, vesting or exercise of an option results in the receipt of compensation by a director, the Company may require the director to pay to the Company or the grantee may authorize the Company to withhold a portion of any cash compensation then or thereafter payable to such person, an amount, sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate for the Shares.

     (b) Stock Withholding. To the extent a grantee incurs tax liability in connection with the exercise of an option that is subject to tax withholding and the grantee is obligated to pay the Company the amount required to be withheld, the Board may, in its sole discretion, allow the grantee to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a grantee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Board.

Section 11. Delivery and Registration of Stock.

     The Company's obligation to deliver Shares with respect to an award shall, if the Board so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Board shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under securities legislation.